EXHIBIT 4.1

  COMMON STOCK                                                    COMMON STOCK
    NUMBER                                                           SHARES

                          21ST CENTURY HOLDING COMPANY

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 90136Q 10 0


This Certifies that




is the Registered Holder of




  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                          21ST CENTURY HOLDING COMPANY

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:

          /s/ EDWARD J. LAWSON                       /s/ MICHELLE B. LAWSON
              ----------------                           ------------------
                  PRESIDENT                                   TREASURER

                               [GRAPHIC OMITTED]



COUNTERSIGNED AND REGISTERED
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
BY                                                TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                          21ST CENTURY HOLDING COMPANY


THE CORPORATION WILL FURNISH TO EACH SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF (A) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED; (B) THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH SUCH CLASS; (C) IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY CLASS OF PREFERRED SHARES IN SERIES, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED; AND (D) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- (Cust) _______ Custodian (Minor) _______ under Uniform
                        Gifts to Minors Act (State) _______________
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


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    (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)



___________________  shares of the capital stock represented by the within

Certificate and does hereby irrevocably constitute and appoint ________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________________________________ SIGNED: ______________________________


                                         SIGNED:_______________________________
                                         NOTICE: The signature(s) on this
                                         assignment must conform in all
                                         respects with the name as written upon
                                         the face of the certificate.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM THAT IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A COMMERCIAL BANK OR A TRUST COMPANY.